The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

DOWNEY SAVINGS and LOAN - 03M 11/04 NegAm Funding
Balances as of 11/01/04

Total Current Balance:	403,516,729
Total Original Balance:	403,565,043
Number Of Loans:	1,286

		Minimum	Maximum
Average Current Balance:	$313,776.62	$50,050.00	$1,283,750.00
Average Original Amount:	$313,814.19	$50,050.00	$1,283,750.00

Weighted Average Gross Coupon:	1.220%	1.000	5.122%
Weighted Average Gross Margin:	3.383%	2.300	4.350%
Weighted Average Max Int Rate:	10.992%	9.950	11.500%

Weighted Average Ltv Ratio:	71.15%	21.70	90.00%
Weighted Average Total Ltv:	71.26%	21.75	90.00%

Weighted Average Neg Amort Limit:	110	110	110
Weighted Average Period Pay Cap:	7.500	7.500	7.500

Weighted Average Fico Score:	697	602	816

Weighted Average Original Term:	388 months	240	480 months
Weighted Average Remaining Term:	388 months	240	480 months
Weighted Average Seasoning:	0 months	0	4 months

Weighted Average Next Rate Reset:	1 months	1	1 months
Weighted Average Rate Adj Freq:	1 months	1	1 months
Weighted Average Payment Adj Freq:	12 months	12	12 months

Weighted Average Prepay Term:	31 months	0	36 months

Top Silent 2Nd Concentrations ($):	98.87 % No Silent Second, 1.13 % Silent Second
Top State Concentrations ($):	89.74 % California, 2.61 % Arizona, 1.41 % New Jersey
Maximum Zip Code Concentration ($):	0.92% 91913 (CHULA VISTA, CA)

First Pay Date:		Aug 01, 2004	Dec 01, 2004
Paid To Date:		Oct 01, 2004	Dec 01, 2004
Mature Date:		Nov 01, 2024	Nov 01, 2044

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PRODUCT:	Mortgage Loans	the Cutoff Date	the Cutoff Date
1-Month Neg MTA	1,286	403,516,728.68	100.00
Total	1,286	403,516,728.68	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
LIEN POSITION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
First Lien	1,286	403,516,728.68	100.00
Total	1,286	403,516,728.68	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
50,050 - 100,000	27	2,215,189.00	0.55
100,001 - 150,000	114	14,792,787.65	3.67
150,001 - 200,000	182	32,107,821.19	7.96
200,001 - 250,000	180	40,693,781.21	10.08
250,001 - 300,000	199	54,951,753.52	13.62
300,001 - 350,000	166	53,823,521.78	13.34
350,001 - 400,000	122	46,024,496.49	11.41
400,001 - 450,000	93	39,470,336.71	9.78
450,001 - 500,000	68	32,423,956.96	8.04
500,001 - 550,000	42	22,064,920.00	5.47
550,001 - 600,000	32	18,552,982.35	4.60
600,001 - 650,000	21	13,149,022.98	3.26
650,001 - 700,000	12	8,247,500.00	2.04
700,001 - 750,000	6	4,384,750.00	1.09
750,001 - 800,000	5	3,953,742.11	0.98
800,001 - 850,000	3	2,494,000.00	0.62
900,001 - 950,000	6	5,594,595.00	1.39
950,001 - 1,000,000	5	4,995,000.00	1.24
> 1,000,000	3	3,576,571.73	0.89
Total	1,286	403,516,728.68	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS COUPON:	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.00000 - 1.00000	545	169,254,364.57	41.94
1.00001 - 1.50000	579	192,008,423.71	47.58
1.50001 - 2.00000	105	24,399,844.92	6.05
2.00001 - 2.50000	55	16,825,338.25	4.17
4.00001 - 4.50000	1	641,526.98	0.16
5.00001 - 5.12200	1	387,230.25	0.10
Total	1,286	403,516,728.68	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
240	1	198,000.00	0.05
360	1,023	308,684,602.15	76.50
480	262	94,634,126.53	23.45
Total	1,286	403,516,728.68	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
240 - 240	1	198,000.00	0.05
349 - 360	1,023	308,684,602.15	76.50
> 360	262	94,634,126.53	23.45
Total	1,286	403,516,728.68	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	980	305,863,922.25	75.80
PUD	168	60,299,519.26	14.94
Condominium	138	37,353,287.17	9.26
Total	1,286	403,516,728.68	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Cash Out Refinance	868	265,910,143.51	65.90
Purchase	199	74,990,990.45	18.58
Rate/Term Refinance	219	62,615,594.72	15.52
Total	1,286	403,516,728.68	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	1,188	382,801,848.76	94.87
Investor	91	19,213,679.92	4.76
Second Home	7	1,501,200.00	0.37
Total	1,286	403,516,728.68	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN:	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.300 - 2.500	19	6,551,105.16	1.62
2.501 - 3.000	242	90,523,247.63	22.43
3.001 - 3.500	445	136,288,054.23	33.78
3.501 - 4.000	547	162,594,246.66	40.29
4.001 - 4.350	33	7,560,075.00	1.87
Total	1,286	403,516,728.68	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MAX INT RATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
9.950 - 10.000	1	387,230.25	0.10
10.001 - 10.500	3	627,743.00	0.16
10.501 - 11.000	951	293,539,779.94	72.75
11.001 - 11.500	331	108,961,975.49	27.00
Total	1,286	403,516,728.68	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MIN INT RATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.300 - 2.500	19	6,551,105.16	1.62
2.501 - 3.000	242	90,523,247.63	22.43
3.001 - 3.500	445	136,288,054.23	33.78
3.501 - 4.000	547	162,594,246.66	40.29
4.001 - 4.350	33	7,560,075.00	1.87
Total	1,286	403,516,728.68	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
NEXT RATE CHANGE DATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
12/01/04	1,286	403,516,728.68	100.00
Total	1,286	403,516,728.68	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
LTV RATIO:	Mortgage Loans	the Cutoff Date	the Cutoff Date
21.70 - 25.00	9	1,497,500.00	0.37
25.01 - 30.00	13	1,814,060.00	0.45
30.01 - 35.00	18	3,142,659.81	0.78
35.01 - 40.00	23	4,084,864.85	1.01
40.01 - 45.00	26	5,733,173.16	1.42
45.01 - 50.00	39	9,010,648.09	2.23
50.01 - 55.00	55	14,508,163.87	3.60
55.01 - 60.00	76	23,264,021.73	5.77
60.01 - 65.00	103	35,122,973.71	8.70
65.01 - 70.00	154	50,655,389.37	12.55
70.01 - 75.00	334	110,201,983.92	27.31
75.01 - 80.00	332	114,374,990.67	28.34
80.01 - 85.00	19	5,028,650.00	1.25
85.01 - 90.00	85	25,077,649.50	6.21
Total	1,286	403,516,728.68	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CLTV:	Mortgage Loans	the Cutoff Date	the Cutoff Date
21.75 - 25.00	9	1,497,500.00	0.37
25.01 - 30.00	13	1,814,060.00	0.45
30.01 - 35.00	18	3,142,659.81	0.78
35.01 - 40.00	23	4,084,864.85	1.01
40.01 - 45.00	26	5,733,173.16	1.42
45.01 - 50.00	39	9,010,648.09	2.23
50.01 - 55.00	53	13,928,163.87	3.45
55.01 - 60.00	76	23,396,021.73	5.80
60.01 - 65.00	105	35,398,973.71	8.77
65.01 - 70.00	154	50,655,389.37	12.55
70.01 - 75.00	333	110,006,983.92	27.26
75.01 - 80.00	323	110,892,130.67	27.48
80.01 - 85.00	19	5,028,650.00	1.25
85.01 - 90.00	95	28,927,509.50	7.17
Total	1,286	403,516,728.68	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ADJ NEGAM LTV:	Mortgage Loans	the Cutoff Date	the Cutoff Date
23.87 - 25.00	5	727,500.00	0.18
25.01 - 30.00	9	1,395,700.00	0.35
30.01 - 35.00	15	2,650,519.81	0.66
35.01 - 40.00	16	2,543,006.25	0.63
40.01 - 45.00	23	4,437,258.60	1.10
45.01 - 50.00	23	4,868,273.16	1.21
50.01 - 55.00	37	8,660,648.09	2.15
55.01 - 60.00	46	12,330,163.87	3.06
60.01 - 65.00	57	17,661,421.73	4.38
65.01 - 70.00	90	28,278,200.00	7.01
70.01 - 75.00	104	34,561,837.14	8.57
75.01 - 80.00	162	52,043,786.53	12.90
80.01 - 85.00	295	99,724,632.33	24.71
85.01 - 90.00	301	103,775,981.67	25.72
90.01 - 95.00	24	6,337,380.25	1.57
95.01 - 99.00	79	23,520,419.25	5.83
Total	1,286	403,516,728.68	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PREPAY TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
0	82	29,302,932.77	7.26
12	214	77,117,888.02	19.11
24	5	1,474,500.00	0.37
36	985	295,621,407.89	73.26
Total	1,286	403,516,728.68	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Lite Documentation	950	312,725,537.69	77.50
Express Documentation	198	50,096,273.30	12.41
Alternative Documentation	77	20,528,890.36	5.09
Full Documentation	61	20,166,027.33	5.00
Total	1,286	403,516,728.68	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FICO SCORE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
602 - 620	12	4,525,402.08	1.12
621 - 640	130	40,417,981.34	10.02
641 - 660	165	50,939,891.31	12.62
661 - 680	216	70,346,207.83	17.43
681 - 700	184	60,992,729.74	15.12
701 - 720	159	51,494,754.25	12.76
721 - 740	155	48,147,670.47	11.93
741 - 760	99	28,978,057.83	7.18
761 - 780	92	27,905,912.43	6.92
781 - 800	50	13,905,747.11	3.45
801 - 816	24	5,862,374.29	1.45
Total	1,286	403,516,728.68	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATES:	Mortgage Loans	the Cutoff Date	the Cutoff Date
California	1,096	362,130,722.84	89.74
Arizona	56	10,519,807.09	2.61
New Jersey	23	5,708,352.08	1.41
Illinois	19	4,383,583.00	1.09
Massachusetts	19	4,315,698.65	1.07
New York	10	3,897,342.00	0.97
Washington	20	3,396,043.93	0.84
Oregon	13	3,141,129.09	0.78
Rhode Island	10	2,016,950.00	0.50
Colorado	8	1,734,800.00	0.43
Nevada	3	682,000.00	0.17
Virginia	3	491,050.00	0.12
Connecticut	3	447,500.00	0.11
Pennsylvania	1	268,000.00	0.07
Indiana	1	243,750.00	0.06
Missouri	1	140,000.00	0.03
Total	1,286	403,516,728.68	100.00

		CURRENT
ORIG LTV RANGE	PMI	PRINCIPAL BAL	PCT($)	# OF LOANS	PCT(#)
21.70 - 80.00
No MI		373,410,429	92.54	1182.00	91.91
TOTAL		373,410,429	92.54	1182.00	91.91
> 80.00
PMI		407,000	0.10	2.00	0.16
Radian		248,000	0.06	1.00	0.08
Republic		15,123,517	3.75	60.00	4.67
United Guaranty		14,327,783	3.55	41.00	3.19
TOTAL		30,106,300	7.46	104.00	8.09